Listing Report:Supplement No. 172 dated Feb 18, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 267488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$293.34

Auction yield range:	17.05% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	48%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	16 / 12	Length of status:	20y 9m
Credit score:	620-639 (Feb-2010)	Total credit lines:	44	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$29,698	Stated income:	$50,000-$74,999
Amount delinquent:	$268	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	miwright	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Nov-2007) 600-619 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Pay Off Credit Card Bills
Hello

I would like to pay off a few medical/credit card bills.? I have paid off another loan is full with no late payments.?? I am currently also a lender where I have loaned over $2000 and am a partial lender in 44 loans.

Here is a list of the bills that I want to pay off.

Medical????????????????????? $1505
Chase??????????????????????? $1055
Direct Merchants??????? $1665
Captial One??????????????? $580
Orchard Bank???????????? $425
Wells Fargo Loan??????? $920
Bank Of America?????? $2000

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$324.51

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	23	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$60,284	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-community-accordion	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for May 2010 Wedding
Purpose of loan:
Our wedding is coming up in May and we are saving early nickel and dime for it. It's nothing extravagant, about 75 guests, low key in a property we are renting part early honeymoon and part wedding venue. We're currently in a pinch since we need some early cash up front for the venue, caterer, etc. and we've decided it would be better to receive a loan so we have money in hand to minimize some of the risk in case we don't hit our targeted $17k in cash.
My financial situation:
Right now I've put my HELOC on hold for the wedding but will resume a regular principal pay down of about 1k a month. Chase Bank has suspended my HELOC even though I bought my home in 2000 and it's worth at least 120k over what I paid so I have positive equity in my home. My first home is also on the 15 year fixed, of which, I have 9 years left. Currently I'm carrying balances on my CC's that I used to grow my photography business. I've halted spending on these cards since the business is starting off now and will also resume payoff once we clear our wedding. I also have a second home (rental) in Portland that I purchased about 5 years ago. This home is currently valued 20-30k over the purchase (even considering the downturn, so I'm happy I'm not in a negative position). This home is stable considering the property tax in Portland follows home prices which seemed to have helped prevent a housing bubble. Other than CC and mortgages I have no other substantial liabilities (no car payments, etc.)
Rates
If the rate goes low enough and there is money left over from the loan, I may consider using it for a honeymoon (right now postponed to 2011) and carry the loan longer. If the rate is high, I expect we will be doing a much early payoff with the cash gifts, etc.
Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1961	Debt/Income ratio:	43%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 13	Length of status:	20y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	45	Occupation:	Social Worker
Now delinquent:	4	Revolving credit balance:	$10,042	Stated income:	$50,000-$74,999
Amount delinquent:	$24,123	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	vista061	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$109.43

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$383	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CNK1281	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$1,305.44	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Surgery Loan
Purpose of loan:
This loan will be used to? pay for corrective/cosmetic surgery; my insurance will pay for 1/3 of the rhinoplasty. I have to schedule this surgery in March so my fiancee' can take off a week to watch over my recovery.

My financial situation:
I am a good candidate for this loan because.... I own a small but brand new home with my finacee so I just received my 8k tax credit, I have prior loan with Prosper that is up to date with payments; I have great credit scores with the top 3 reporters; I have a new job with a higher salary and I received a 5% raise my first month; I work in insurance so my field is not in jeopardy; I have no dependents; and I have a low credit card balance ($200 on a $2500 limit). I have money saved in the bank but I use that for stocks and savings and I don't want to interrupt my savings accounts for this. I used Prosper for a loan right out of college and I enjoyed helping people rather than an institution so I wanted to use it for my second loan as well.

We split the household bills; my monthly income is $2550.00
Mortgage- $525.00
Water- $55.00
Electric- $65.00
Cable/Internet/Phone- $65.00
Cell- $85.00
My car- $225.00
Credit card- $50.00
Groceries- $200.00
Prosper- $165.00
Car insurance is paid yearly ($800.00 for my car)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$290.40

Auction yield range:	8.05% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	11y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	38	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$29,416	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	akduc	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 4% )	740-759 (Feb-2008) 740-759 (Dec-2007)
Principal balance:	$1.43	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
IN HOUSE FINANCING (AUTO)
Purpose of loan:
This loan will be used to loan the money back out into the community for someone less fortunate who needs a vehicle.
We get alot of customer that lenders won't touch because they are on either social security and or disablity, yet they still need basic transportation. I did this before in December of 2007 for a customer who just paid off her car and I paid the Prosper loan off today which will post on February 17 th . I can reassure you that this loan will perform in your portfolio . Thank You for viewing my loan request.

My financial situation:
I am a good candidate for this loan because as you can see I have great payment history on all of the loans I ever taken out.
You may also find it hard to believe but I 'm a pre - owned auto dealer who cares about my customers. I have a soft spot for those who can't get traditional financing due to un expected circumstance that ruin there credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	28y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,994	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bright-return7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Down payment
Purpose of loan:
This loan will be used to? help with down payment of home
to be paid back with first time buyer credit
My financial situation:
I am a good candidate for this loan because? I have a good history of paying my debt

Monthly net income: $ 4088

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 100
??Car expenses: $160
??Utilities: $ 110
??Phone, cable, internet: $ 150
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$260.37

Auction yield range:	11.05% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1991	Debt/Income ratio:	44%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	7y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	31	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$6,481
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	timick	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,900.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007)
Principal balance:	$666.51	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying of High Interest Credit HELP
Purpose of loan:
Please help me pay off and consolidate? my?high interest credit? cards.? The interst is killing my financial recovery.

My financial situation:
Until 2001 ?I had AAA? credit and owned my own home.? My financial slide began after my diagnosis of multiple sclerosis.? My insurance was not the best and was spending the major portion of my income on co-pays, drugs and Cobra insurance.? Before my diagnosis I had a great job that I loved, and was?compensated well.....? Life was good.? The progression of the disease caught up with me in 2002.? That is when I became disabled and went on Social Security Disabilaty and consider myself retired. Since? I had put a lot into the SS system during my lifetime, I am at the high end of the benfits scale ($1998 a month)? After being on disabilaty for 2 years, I qualified for Medicare.? This helped me out immensly with all of my healthcare costs, and enabled me to get back on track financially.? Healthcare for the under insured is a nightmare and very costly.? It was also during this period, my partner of 13 years left me and all the bills.

Financially I have had a few rough years due to medical costs, the loss of a great income and?life-style changes.??? Over the last?few years I have been able to get back on track financially with much improved credit. I have not been late on a single payment since 2003.??? I?have been?working very hard to rebuild my credit after my bad year in 2002. My credit score is now?over 720!?My monthly expenses are $1246, with an income of $1998, leaving me $752 on the plus side monthly.? My monthly expenses will even be lower when I pay off and consolidate these high interest?revolving?debts of $6500.?
?I will then only keep one card with the lowest interest rate for emergencies only!
Thank you for your? help and consideration.

Monthly net income: $ 1998.00
Monthly expenses:$?1246.00
??Housing: $ 300.00
??Insurance: $70.00
??Car expenses: $ 261.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 65.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?240.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$324.51

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	28 / 21	Length of status:	1y 10m
Credit score:	740-759 (Feb-2010)	Total credit lines:	57	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$45,675	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cognizant-reward	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off variable interest debt
Purpose of loan:
This loan will be used to pay off credit card debt that the banks changed from a fixed rate to variable rates. I currently?have a two year plan to get out of debt but would like to be out of debt sooner.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have an excellent payment history. My credit score has taken a hit due to the lenders closing accounts I never used and lowering my available credit which in turn made my debt to available credit ratio high. I have been employed in my current industry for 15 years and have a stable job
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	1y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	13	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$16,268	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jayco413	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 83% )	660-679 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 17% )	700-719 (Oct-2009) 720-739 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Pay off old business debt
Purpose of loan:

I ventured out on my own for a while and tried to start a web design and media company.? I have sense given this up and still have some debt left over from it.? It was on a credit card that once had a reasonable interest rate, but is now at 24%.? I have very low monthly expenses and am very good at repaying debt, always paying my bills on time.? This is my second loan on prosper, the first one I paid off in less than a year.? The total debt is $12,500 but I am only asking for part of it to bring the interest down.? Even a couple percentage points lower would help out.? Most of the money was spent on operating expenses, this debt is from two years of spending.? In the process I didn't work as many hours as I am now and my personal expenses also led me to rack up more personal credit card debt.

As far as my personal expenses, for those who are concerned.? I own my own house that I inherited and my car payments are about $240 a month.

I used to have awesome credit, but assume this debt is what has destroyed it.? That and maybe all the inquiries I'm sure will show up, which is the result of me looking around trying to lower it.

I am starting the listing at the rate prosper recommends for a good chance at funding, but if it does not decrease significantly I will obviously not accept the loan.? I'm looking for a lower rate, not a higher one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$89.55

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	19 / 19	Length of status:	3y 2m
Credit score:	760-779 (Feb-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,999	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	ju2dy	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	700-719 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Need to pay off AMEX
Purpose of loan:
This loan will be used to pay off the AMEX I had to rely on when I was out of work for most of the last year. The APR spiked from 9.99% to 19.99% even though I make more than the minimum amt. due each month. Also my bank recently ended their affiliation with this credit card provider so I would like to pay this off as soon as I can.

My financial situation:
I am a good candidate for this loan because I have successfully paid off a previous prosper loan and because now I do have regular freelance work once again. This is my only credit card debt ; also, since I am living at home (rent free) I know I can definitely pay this loan off soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	5%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	8y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$3,438	Stated income:	$75,000-$99,999
Amount delinquent:	$408	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	purposeful-camaraderi	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in High Yield Securities
Purpose of loan:
This loan will be used to?? Invest In High Yield Preffered Bonds
My financial situation:
I am a good candidate for this loan because? I have plenty of backup funds excluding my home if i were to loose?my income sources.
I presently own in excess of $530,000 in stocks bonds mutual funds us treasury securities and cash. I havn't included my wifes income here as she takes care of other expenses not listed here. Like food, clothing, christmas, b-days, doctors

Monthly net income: $ 4632

Monthly expenses: $ 2352
??Housing: $ 1560
??Insurance: $ 42
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.96%	Starting borrower rate/APR:	23.96% / 26.25%	Starting monthly payment:	$196.06

Auction yield range:	8.05% - 22.96%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	117%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	23 / 21	Length of status:	4y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	39	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$80,447	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-pound-zoo	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest citicard
Purpose of loan:
This loan will be used to pay off a citicard that is at a high interest rate. .

My financial situation:
We had a house that we were unable to sell after buying another house.? We rented the house for a year and?after our tenants moved out, we found that a great deal of repairs needed completed that we had not planned on.? We were able to sell the house, but took a huge loss.? We are needing to pay off this high interest credit card.? We are?excellent candidates for this loan because?we have very?stable jobs and have NEVER missed any payments or have been late with payments with any debt?we've incurred.? This is our first time using Prosper and after researching it, feel that peer-to-peer lending will suit our strong desire to get away from credit card companies!

Monthly net income: $ 6242.00 (including spouse's income)

Monthly expenses: $
??Housing: $ 1805.00????
??Car expenses: $?75.00
??Utilities: $ 100.00
??Phone, cable, internet: $80.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $50
??Credit cards and other loans: $?1000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$167.27

Auction yield range:	11.05% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	1y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$348	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	wise-dedicated-coin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan: This loan will be used to consolidate current debt that I have on a couple credit cards and some student loans.

My financial situation: I am a good candidate for this loan because?for the next year I do not have a housing payment (including utilities) and?I do not have a car payment, nor do I anticipate having one for?at least 3 years.?I received a 2005 Toyata in great condition from my parents when my?father purchased a new car.?

About a year and a half ago I was laid off from my job for 4 months and because of that,?I had some problems paying my credit card bills, especially?since paying for health insurance was a huge portion of what I was bringing in from unemployment.?Since being re-employed 14 months ago, especially since I now work at a bank, I have learned a lot about credit scores, how they work, and what?affects a credit score. I have also been making all payments on time and much higher than the minimum due. I would like to continue that,?but I would like to explore other opportunities for lower interest rates, which is my goal on Prosper.com. While I know that my Maximum Interest Rate is lower than what most financial insitutions would give me if I applied for a traditional loan, I am looking for this loan to consolidate already closed accounts which I am paying higher interest rates on. My ultimate goal is to consolidate these accounts and make one lower-interest payment each month. I appreciate you considering me as a potential loan candidate!

Monthly net income: $1750 (after insurance and taxes).

Monthly expenses:?
Housing: $0 - This will be the case for at least the next 12 months as I am living with my parents who do not charge me rent, utilities or food.???
Insurance: $40 - Car insurance.??
Car expenses: $0?-?I recently paid in full?for a car from my parents. It is?in great condition?and I don't anticipate any major maintenance needed in the foreseeable future.??
Utilities: $0???
Phone, cable, internet: $56.00???
Food, entertainment: $200.00 my goal is to stay under this amount per month, but this is what I have budgeted.??
Clothing, household expenses: $???
Credit cards and other loans: $approx 260.00 in current minimum payments - these are the items I will be using the debt consolidation loan for.??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	26y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	33	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$5,088	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	glimmering-dollar4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off payday loans
Purpose of loan:
This loan will be used to pay off payday loans and get caught up with bills????

My financial situation:
I am a good candidate for this loan because i have served my country for more than 25 years and all i am asking for is a little help to get out of this mess that i got my family into. I am active duty military and have a steady paycheck. Any help that you can give is greatly apperciated and thank you for your time and attention with this important matter.

Monthly net income: $ 4750

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 491
??Utilities: $ 45
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$239.24

Auction yield range:	4.05% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	63%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	0y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$28,113	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-impressive-responsibility	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term business expenses
Purpose of loan:
This loan will be used to consolidate/refiance debt from a business.??Business is operating and sales will?be?sufficient to cover debt.? However, I do have monthly employment income to cover payments.?

My financial situation:
I am a good candidate for this loan because I have a steady source of income.? I have been employed as a finance professional for over 17 years.? I have a B.S. in Business Administration and an MBA.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	9%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	37y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	7	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$995	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	red-shiny-responsibility	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal medical debt
Purpose of loan:
This loan will be used to pay off some personal debt?created and make one payment. ?

My financial situation:
I am a good candidate for this loan because I am settled, and still working even at the age of 70.?I enjoy working with my family at OMHS and hope to continue to do so for another 5 yrs.

Monthly net income: $ 1640.00

Monthly expenses: $ 150.00
??Housing: $?345
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 8	Length of status:	18y 7m
Credit score:	660-679 (Jan-2010)	Total credit lines:	15	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$27,775	Stated income:	$25,000-$49,999
Amount delinquent:	$430	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	serene-trade8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
To pay off my 401k loan which I still owe on due to trying to help my son last year.???
My financial situation:
I would like to access my 401k($75,000 balance) in order to pay off all my debt.? I have gotten into cc debt due to trying to pay off medical bills(which is highly unusual for me) and then helping my kids.? Now they are gone and I need to pay off the debt which I could pay off if I can access my 401k.?
Monthly net income: $ 1910

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	85%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	24 / 22	Length of status:	8y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	75	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$30,941	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-blanket	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my high interest credit cards I used for my fertility treatments.

My financial situation:
I am a good candidate for this loan because? I always pay my bills.? I am very conscious about my credit.? I have a full time job and a part time job waitressing.? I'm just trying to pay down my credit cards.? My credit score is low because my debt to income ratio.? I make enough money to pay all my bills but I cannot claim my waitress money.? I just want to combine all of my credit cards into one monthly payment.? I spent the last 6 years paying for fertility treatments which totalled over $75,000 and have a beautiful baby girl at home.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 1050.00
??Insurance: $?75.00
??Car expenses: $ paid
??Utilities: $?100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	9y 7m
Credit score:	620-639 (Feb-2010)	Total credit lines:	12	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$18,995	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	RayEarth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 79% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	5 ( 21% )	620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Rebuilding Credit History
Purpose of loan:
This loan will be used to pay off high intrest credit card and to improve my credit score.

My financial situation:
I am a good candidate for this loan because?I will pay it off within 2-3 months.

Monthly net income: $ 5000

Monthly expenses: $?2100
??Housing: $ -
??Insurance: $-
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $?500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	10%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	3y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Engineer - Mechanic...
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	diverse-social	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying the past to start anew
Purpose of loan:
The purpose of this loan is to pay off some existing debts, car repairs and getting my life back on track.? I have found myself restarting my life after ending a long-term relationship.? With impeccable timing I also needed for some significant car repairs.? The cost of starting over is more than I anticipated and I should have fought harder for the couch I became so familiar with sleeping on.? This loan will be instrumental in providing a good foot hold to continue moving in the right direction, improve my credit as well as putting life back together.? I appreciate your time and consideration.? I hope this loan will be mutually beneficial to you the lenders and me.

My financial situation / Why I am a good oppertunity:
I have been in a good job for the past 3+ years (20 years experience), with a stable company and foresee that to continue.? I have sufficient income to pay the loan (even after normal expenses, $2250), but unfortunately not enough reserve to pay the full amount at this time.? As for the low credit score/rating, In 2006 I had lost my job due to plant closure, creating some financial turmoil which I have addressed and have not missed or been late with a payment since.? Unfortunately the credit bureaus didn't adequately reflect that. Through disputes, my credit reports are starting to be corrected and move in a positive direction back to where I used to be and want to be again with a credit score well above 700. ?Maintaining current with this loan and paying it off will definitely reprove credit worthiness.

Monthly Income: $6883 Gross and $4300 Net

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 80
??Car expenses: $ Paid in full/on time $300?gas
??Utilities: $ Included in rent
??Phone, cable, internet: $ 120
??Food, entertainment: $?400
??Clothing, household expenses $?75
??Credit cards and other loans: $ 306
??Other expenses: $ 70
? Total Normal Expenses: $2051
? Available Cash Flow: $4300-$2051= $2249
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	2y 8m
Credit score:	620-639 (Feb-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$494	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	itgeekguy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 61% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	7 ( 39% )	560-579 (Jul-2008)
Principal balance:	$608.48	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Debt Reduction
Purpose of loan:
This loan will be used to pay down debt.?

My financial situation:
My debt to income ratio is low and if you can look at the total picture you will see that I am a good risk!

Monthly net income: $ 4353
Monthly expenses: $
??Housing: $?1160
??Insurance: $ 130
?Car expenses: $ 150?
?Utilities: $ 120?
?Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 40
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1978	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	7y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	23	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$13,328	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	esteele	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 92% )	680-699 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	2 ( 8% )	680-699 (Aug-2007) 680-699 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidation for payoff
Hello & thank you for taking the time to review our loan request. I have been employed by the USDA Forest Service as a GS1084-09, (now step 6) for the past?7 years here in Tucson, Arizona. My lovely wife of 24 years has worked as an admin assistant for the past 3 years with the same employer.
On October 8, 2009, our?FIRST LOAN?of $13,000 from Prosper was REPAID IN FULL; also paid off and closed 2 high-interest credit card accounts to eliminate potential of delinquencies.
If I am fortunate to be funded through Prosper, $7000 will eliminate our credit card debt and $2000 will be?used to cover any co-pay amounts resulting from Claret's knee replacement surgery. Most of the medical expenses have been paid by my insurance. We are excellent candidates for this loan as we are extremely responsible, reliable and health conscious individuals. Our net total monthly income is $4286. We have no children or child support obligations. No student loans to repay, no back taxes and no legal actions pending.
MONTHLY: Housing: $1210 (6% mortgage loan),auto:330,util:405,creditcards:350,other misc:750.Improving our credit scores is extremely important to us. We've had past problems with unstable employers, but now feel we have made good decisions to achieve our goal of freedom?from excessive financial burdens. Repayment of?this loan will be our 1st priority, so payments will be automatically withdrawn.. Thank you for considering our listing, we appreciate your bid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$320.28

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	7y 4m
Credit score:	800-819 (Feb-2010)	Total credit lines:	17	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$14,694	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inspiring-value	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt
Purpose of loan:
This loan will be used to consolidate debt to one bill. I am a homeowner and would like to be debt free with your help.Just paid off my car, I am never late on payments and quite Frankly do not like debt. I am on time every time as I plan to be with this loan.

My financial situation is good, I work full time and have stable employment. Have been at my new job since 2002 and have never been out of work since I am 18 years old(thank God). I can meet loan repayment obligations without incident.
I am a responsible individual, who would be greatly appreciative of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	47%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 15	Length of status:	7y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	49	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$42,698	Stated income:	$50,000-$74,999
Amount delinquent:	$26	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TheChickenMan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$3,288.14	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Need a new car
Purpose of loan:
This loan will be used to for a down on a vehicle.? Just hit a patch of snow and totaled my 1994 geo prizm.? Looking to get something a bit heavier to I don't crash again when I'm delivering my newspapers.

My financial situation:
I am a good candidate for this loan because I have a good, steady job and 2 well-paying part-time jobs.

Monthly net income: $ 5,000 including my full and part-time jobs

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $
??Car expenses: $ 365.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $
??Credit cards and other loans: $?1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1982	Debt/Income ratio:	35%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	15 / 13	Length of status:	14y 10m
Credit score:	760-779 (Feb-2010)	Total credit lines:	37	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$55,656
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-pound-hammock	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I have reliable and stable income (State of Maryland retirement and Social Security) and payments are always made on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	29%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	6y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,377	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	dakota928	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$1,221.74	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidation/New Computer
Purpose of loan:
This loan will be used to?.?consolidate my exisiting prosper loan along with a few other high interest loans. Also the money will be used to purchase a new computer and software?which will improve?production and?ultimately increase revenue for the?business

My financial situation:
I am a good candidate for this loan because? I have had a mortgage company?in operation since 2004 and I have had experience in the industry since 1980. I have a previous bankrutcy but that was due to an illness my husband had back in 2006. He was in the hospital for almost a year. I have had an excellent track record of paying my bills since this incident. I also have an existing prosper loan which is in excellent standing. My husbands income is not figured into?the finances below. He pays most of the household expenses and the company pays the auto payment and insurance.

Monthly net income: $ 3500
Monthly expenses: $ 950
??Housing: $?0
??Insurance: $ 0
??Car expenses: $ 350 paid by company
??Utilities: $150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $?100
??Credit cards and other loans: $?300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$157.81

Auction yield range:	3.05% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	19 / 16	Length of status:	1y 8m
Credit score:	800-819 (Jan-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,409	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	elegant-fund1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards......

My financial situation:
I am a good candidate for this loan because I'm employed....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 14	Length of status:	0y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	47	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$10,739	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	impeccable-platinum	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Another Investment
Purpose of loan:
This loan will be used for some rehab costs on a home I'm invested in. Lowest home on the market in the immediate area is 100k higher then what I purchased this home for and this home has twice the land and 500 more sqft then the closest home. Homes in the area are selling with only 30 to 60 days on the market. Needs a little work, but have the ability to handle this as it was what I did all the way through college. It's taken me two months of looking to find the appropriate deal to jump on.

My financial situation:
I am the CFO of a financial services firm and earn a good salary plus bonuses based upon the company performance. I have very little credit card debt, all of which I have is at 0% interest and I am on a payment schedule to have it payed off before the interest kicks in. Wife and I own multiple properties in multiple states with equity in all of them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	31%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 21	Length of status:	9y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	36	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$18,078	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-crusader4	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to pay for my wedding in April

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and fulfll my obligations

Monthly net income: $ 3,161

Monthly expenses: $
??Housing: $ 1,174
??Insurance: $ (inluded?with housing)
??Car expenses: $ 274
??Utilities: $ 150
??Phone, cable, internet: $?213
??Food, entertainment: $ 10
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$102.59

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 4m
Credit score:	740-759 (Jan-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$13,528	Stated income:	$1-$24,999
Amount delinquent:	$2,255	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	mamamac3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate credit card
Purpose of loan:
This loan will be used to pay off my last credit card.?

My financial situation:
I am a good candidate for this loan because I have not used a credit card in over a year?and I am enrolled in a program to become a dental assistant.? I currently perform mystery shopping and merchandising assignments for a variety of companies and bring in $200-250 dollars a month, which?I will use to pay down this loan until I finish school in May.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	2y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	8	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,542
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-kitten	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Food Manufacturing
Purpose of loan:
This loan will be used to rent a space , and inventory

My financial situation:
I am a good candidate for this loan because I have experience, never late on payments

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	34%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 12	Length of status:	4y 1m
Credit score:	660-679 (Jan-2010)	Total credit lines:	59	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$25,255	Stated income:	$50,000-$74,999
Amount delinquent:	$9,587	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me end debt settlement program
Purpose of loan:
This loan will be used to??settle?an account in a debt settlement program.? We got into trouble?with some?credit cards that have been used to compensate for times of unemployment.?My husband and I are both employed full time and are focused on elimination of debt.? We signed up for a debt settlement program and have settled?most of our accounts and this money would take care of?a?settlement at?a much cheaper rate.? I would greatly appreciate the help in getting out of the situation we are in and living more stress free.

My financial situation:
I am a good candidate for this loan because? I?do not splurge on wasteful things, and am ready to get back on track and continue to eliminate debt.? I will pay this loan on time, and I appreciate the help of all who believe in me enough to help me.

I would be happy to answer any questions or provide more information to those that need it.? I appreciate you reading this and would be happy to pay interest to prosper lenders.

Monthly net income: $ 2,600????
Monthly expenses: $
??Housing: $?706
??Insurance: $?215
??Car expenses: $ 315
??Utilities: $ 120
??Phone, cable, internet: $?120
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $?530
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$361.77

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	8y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$29,988	Stated income:	$25,000-$49,999
Amount delinquent:	$591	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	consummate-trade	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Paying off Credit Cards & Consolidating Debt:
This loan will be used to?

My financial situation:
I run a growing website consulting company and online business and my wife is a full time nurse. I would like to consolidate my small amount of debt pay off credit cards and continue to improve my credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$240.21

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	0y 5m
Credit score:	800-819 (Feb-2010)	Total credit lines:	16	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$1,787	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Desertdoc	Borrower's state:	Oregon	Borrower's group:	ALL DOCTORS MD,DO,OD,DDS,DMD,PhD,DVM,DPM,DC,PharmD,J
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my rate
Purpose of loan:
Lower my overall interest rate.? I recently finished my medical training and have taken my first job as an MD about 5 months ago.? I have also been in repayment on my student loans for about the same amount of time.? I have 172,000 in student loans.? Of that $29000 of the loans are private loans that have a rate of 9%.? The remaining 142k are stafford loans which were consolidated at a very good time to consolidate, at a rate of 2.87%.? I would like to try and get a better rate than the 9% I am paying now.? I am applying for a $7500 loan now, which I will pay off early.? Im hoping that the rate will be bid down below what I am currently paying. Hopefully this will establish my reputation here on prosper well enough for me to then apply for the remainder of the balance on these higher interest loans, and that again the rate will be bid down.?

I am a good candidate because I am very frugal and I am not having any problems paying off the loans with the current rate.? I would just like to lower the rate.? I am also a lender on Prosper and once my loans are paid off I plan on being very active on the lending side.? I did just withdraw an an application for the same loan, it looked like it was unlikely to reach full funding, much less get bid down, so I wanted to retool the application, with a lower loan amount and more descriptive app.

My financial situation:
Monthly takehome:? $8100
Monthly Rent income: 1250
Expenses:
Rent:? None (Living quarters included in current contract)
Mortgage on rental property: 1550
Car payment: $300
Food: $400-500
Cell phones: $150
Student loan payments: $1500 (~700 of which goes toward the loans in question)
Utilities: $400
Health insurance: $500
Car insurance: $150
Misc/entertainment:$500
Stupid things the wife always "needs": $400-500

As you can see that leaves ~$3,000 surplus each month.? I have been able to make extra payments because of that, although recently we have had/will have a lot of extra incidental expenses which use up a lot of that surplus (ie travel for the holidays, upcoming family wedding requiring travel, upcoming review course for my board examination, requiring travel and some expensive books).? I have mainly been making the extra payments on the car at this point.? It has a slightly lower interest rate (7%), but it only has $2700 balance so I want to get it paid off and then just use that money for the student loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.05% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	27%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	24 / 17	Length of status:	21y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	59	Occupation:	Civil Service
Now delinquent:	3	Revolving credit balance:	$9,402	Stated income:	$50,000-$74,999
Amount delinquent:	$166	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	33
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Jan-2010) 640-659 (Dec-2009) 640-659 (Nov-2009) 680-699 (Aug-2008)
Principal balance:	$1,899.03	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
7th try! NOT AN HR RATING!!
Purpose of loan:
This is my 7th try at a loan!? I had some fraudulent activity on my bank account which is now taken care of, but I had to take out payday loans during that time to help.? I had tried prosper with no responses.? Now the payday loans are hurting me!? I paid 1 prosper loan off 9 months early and my last loan with prosper I had a B rating.? I don't know why all of a sudden they have me at an HR rating when I paid 1 off early and have never missed a payment on any loan.? Please help me to pay off these payday loans.? The rest will be used to pay my mom some money I owe her, which I want to pay quick because she is living on social security only.? If I don't get some help, I will soon be late on some payments which will hurt my credit and I don't want that to happen.? I will not default on this loan as I never have on any prosper loan.? I thought paying 1 off early would help me, but so far it hasn't.
My financial situation:
I have been at my current job for over 21 years and it is very secure.?I am a 911 dispatch supervisor, answering calls and dispatching both police and fire runs. ?I have always paid my loans with prosper and will do so this time also if you will please help me.
Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $?50
??Clothing, household expenses $?
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	23.80%	Starting borrower rate/APR:	24.80% / 27.10%	Starting monthly payment:	$793.08

Auction yield range:	8.05% - 23.80%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	2y 0m
Credit score:	800-819 (Feb-2010)	Total credit lines:	23	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$57,369
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bewitching-wampum	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses
Purpose of loan:
This loan will be used to pay off unexpected medical expenses?

My financial situation:
I am a good candidate for this loan because I have impeccable credit with zero credit card debt, and only a home mortgage as debt which can be used as collateral?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.33%	Starting borrower rate/APR:	32.33% / 34.74%	Starting monthly payment:	$415.51

Auction yield range:	11.05% - 31.33%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1980	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	22y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$18,285	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-laser	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling House need loan for Repairs
Purpose of loan:
This loan will be used to pay for an some repair bills that?I need to take care of before I can sell my home.? Specific repairs are $2500 for upgraded fuse panel for my 107 year old house.? I also would like to get new gutters ($1000)?and paint the entire inside ($2500), new furnance? ($2000),?and other repairs ($1500).? These repairs are needed or required for?the sale of my house.??I am being relocated for my job.?.?

My financial situation:
I am a good candidate for this loan because I have a steady job with the?Federal Government, employed for over 22 years?and would have no problem in making this one time monthly payment.

Monthly net income: $ 11500

Monthly expenses: $
??Housing: $?3500
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 30
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$340.91

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	55%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	22 / 20	Length of status:	6y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	35	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$23,676	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gentle-liberty2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase equip to expand business
Purpose of loan:
This loan will be used to buy training equipment to expand my growing business. We have weathered a long, slow first year and a half, and now we have lots of requests for our training classes and services.? We have regular business and special request classes already scheduled for the rest of this year.? This will buy a projector, ladders, saws, storage and a trailer to help get this equipment to training sites all over the State of Texas. We are delivering training to both volunteer and professional departments.? We also partner with other training agencies to offer supplemental training. We have agreements with textbook and training material publishers for discounts and online delivery partnerships.

My financial situation:
I am a good candidate for this loan because I hold 3 other jobs, one full time and two part time.? I have been teaching in the fire and EMS industry since 1992.? I have over 20 years experience in the industry.? I am faculty with a very successful college program that has helped expand my experience and knowledge base. My income from these jobs has grown continuously for the last several years.? I have a large personal debt, better than 80% of the credit card debt I have is related to my divorce in 2007, where I took on all the family credit cards that I knew very little about prior to the divorce proceedings.? I have made regular payments, I am a part of the community and have helped grow and expand the local small city fire department where I live.? I am remarried with a total of 4 kids in our mixed family.? I found this need in the industry, to bring state certified training and testing to small communities that could not afford to send employees across the state for classes.? I have networked and built a large base of instructors that help me with the program.? I am certified at the highest levels as an instructor and certified as a state training facility coordinator.? I am well into completing my bachelor degree in Public Leadership from University of Houston - Clear Lake.?

Monthly net income: $ 5700 ????

Monthly expenses: $ 5037
??Housing: $ 1150
??Insurance: $ 150
??Car expenses: $ 1110
??Utilities: $ 300 ????
??Phone, cable, internet: $ 140
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1437
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	9 / 8	Length of status:	1y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$33,226	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hard-working-power89	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Business of my own
Purpose of loan:
This loan will be used to?
Have some Capital to run my new business
My financial situation:
I am a good candidate for this loan because?
My credit score is good, i am a responsible woman, and pay my bills on time. I know my credit is my future.
Monthly net income: $

Monthly expenses: $
??Housing: $ 1,150
??Insurance: $ paid
??Car expenses: $ 25
??Utilities: $ 40
??Phone, cable, internet: $ 100 ????
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$649.95

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	9y 0m
Credit score:	800-819 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,498	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wwtdd	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
Cover upcoming wedding expenses

My financial situation:
760+ Credit Rating. Work for a large public financial institution.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.25%	Starting borrower rate/APR:	17.25% / 19.45%	Starting monthly payment:	$71.55

Auction yield range:	11.05% - 16.25%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	24%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	16y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$13,653	Stated income:	$25,000-$49,999
Amount delinquent:	$613	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	credit-mover	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$2,336.98	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards.?i have been paying one card with another,but beating the good rate is hard, playing catch up is not working.
any advise,please save meeeee.

My financial situation:
I am a good candidate for this loan because? I take my financial situations sirously never stoped working always pay my bills on time, but i hate to pay three times for something i purchased when i was promised a locked rate now they blame it on the economy that they have no choice but to try to bury me.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 1300
??Insurance: $?60
??Car expenses: $ my self
??Utilities: $ roomate
??Phone, cable, internet: $ roomate
??Food, entertainment: $ 100
??Clothing, household expenses $ min. only when needed
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$223.87

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	37%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 13	Length of status:	16y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	51	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,045	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	capital-healer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower auto rate/debt con.
Purpose of loan:
This loan will be used to? pay off car loan from Wells Fargo-made mistake of letting them consolidate a low rate auto loan with a credit card in order to line things up for a home refi.? They dropped the ball on the refi.-went with another company, but am now stuck with car and high interest rate.

My financial situation: Stable job-school teacher ifor 17 years in a financially stable district.
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 14	Length of status:	3y 8m
Credit score:	640-659 (Jan-2010)	Total credit lines:	24	Occupation:	Tradesman - Mechani...
Now delinquent:	3	Revolving credit balance:	$3,570	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	currency-charmer6	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off atv
Purpose of loan:
This loan will be used to? payoff high interest rate loans on atv, credit cards consolidating into one bill.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $8700.00Monthly expenses: $ <3400>??Housing: $2165
??Insurance: $123
??Car expenses: $800
??Utilities: $267
??Phone, cable, internet: $225
??Food, entertainment: $223
??Clothing, household expenses $250
??Credit cards and other loans: $270
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$260.37

Auction yield range:	11.05% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	48%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	3y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	7	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,430	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brilliant-dime4	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I have a good credit score and responsible at paying all my bills on time. Never have paid a bill late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.05% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	0y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	56	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$35,382	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Andria7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest CC
Purpose of loan:
This loan will be used to? pay off high interest credit card

My financial situation:
I am a good candidate for this loan because? I am financially stable, just need to lower interest.
Monthly net income: $ 4400
Monthly expenses: $
??Housing: $ 850
??Insurance: $ 50
??Car expenses: $ 305
??Phone, cable, internet: $?125
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.59%	Starting monthly payment:	$47.87

Auction yield range:	4.05% - 8.25%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	6y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	8	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,986	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Philman	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in Prosper
Purpose of loan:
This loan will be used to reinvest in other higher risk prosper loans. I have been a prosper lender since 2006 and would like to increase my investment amount without dipping into my savings. This is the first time i have borrowed on prosper and i am interested in seeing the system from the other side. While the money will be invested in higher risk loans, all the bids and listings will be bid manually.

My financial situation:
My Monthly Income is $2500 a month plus commissions and freelancing income on the side.
Expenses are as follows...
Rent - $400
Car payment - $225
Student Loan - $125
Cell Phone - $25
Transportation & Entertainment - $300

This investment is very safe for you. I have a long service time at my job and good security. Now that I have finished school, I am on my way up into a management position later this year. The money for this loan is covered by my savings and i will make payments as usual even if my loans default.

Thank you for your interest and your bids!

EDIT, Please read:
After seeing this completed listing, I need to address my revolving balance. All of my balance is currently on a 0% APR card and covers some of my car as well as some equipment purchases for investment in my freelancing company. For budgeting, the car portion was included in my car payment above. A chunk of this balance is available to be paid off but i am keeping the money in an interest bearing savings account while the interest on that card continues to be 0%. This loan will not be used to pay down this balance in any way,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$215.64

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2008	Debt/Income ratio:	9%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$209	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-rocket2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finalizing my move to California
Purpose of loan:
This loan will be used to finalize my move to California. I have an apartment I can afford, I?ve been living in the apartment for 8 months, just need the funds to tie up loose ends regarding my move.

My financial situation:
I am a good candidate for this loan because?I have always had good credit, pay my credit card bills in full on time, and strive to save at least 20% of my gross salary.I just had some unexpected car expenses hence the need to dip into my savings.By allocating half my monthly savings into this debt, my realistic goal is to pay it back in full in 3 years or less, with my ultimate goal being to pay down the debt in 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2008	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	0y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$343	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	greenback-pie	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This Loan is going to be used to pay for my schooling this semester.? It is my last semester and i will be done!

My financial situation:
I am in a great situation for this because I have a great job right now and I am about to be promoted to the manager position as soon as I am done with this last semester of college.? I also have a great credit score...never missed, late or over on anything with my payments for anything.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	42%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 9	Length of status:	4y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	58	Occupation:	Professional
Now delinquent:	10	Revolving credit balance:	$6,852	Stated income:	$25,000-$49,999
Amount delinquent:	$13,181	Bankcard utilization:	107%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	41
Screen name:	equitable-loot	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Fresh Start
Hello,
? I am going to be very candid in my explanation of this request, as it is next to vital. Like many others currently, my family has faced some rough times during this downturn in the economy. I work in the whoelsale plumbing and hvac trade, and due to the halt in new construction, my income suffered drastically. My wife works part-time, as it is the most cost efficient, when weighed against child care costs; however her income barely pays for the groceries. We had started a small business, a small sporting goods store on our property, which required all we had saved, but it seemed like a good venture, as there is no rent, but we still have overhead. Well, in all sincerity over the last 16 months, everything began to get out of control. I lost hours and commision dollars at work, our own small business slowed to a stand still, but the bills piled up! I've been doing everything possible to meet the needs of my family, taking every small job possible to earn an extra buc, as has my wife. We have a total debt amount of 15,000 for all accounts, and what I'm looking for is the ability to consolidate this into one payment, at a lower interest rate, rather than just keeping my head above water. Honestly, I've always been a hardworking individual, as nothing is too ardous if it helps keeps my family under a roof and fed, but there is just no extra work available right now. My credit scire isn't strong enough for a conventional loan at a decent rate, and this is as painfully honest as I can be. My wife and I sat down, and worked out a stringent budget, and have figured out that it would be easier to make a one time monthly payment, rahter than trying to contend with man smaller payments, with differing due dates. This loan would enable us to get back to square one, and give us some breathing room; rather than the constant fear of what may come. Our home is worth an estimated 151,000, and we owe 115,000, thus we have equity; however I cannot procure a reasonable loan rate. We feel trapped and quite scared, and I have already sold everything we had that was unnecessary, in an effort to keep up with everything. I do not want to run the risk of a future disaster in facing a bankruptcy, over 15,000. Please understand that we do not leave beyond our means. It's just my wife, myself, and our 4 year old son, in our humble home, no expensive toys, our furniture is "hand-me-downs", and believe our clothes are not designer label...we just need a kind heart to help get us back on track.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$119.92

Auction yield range:	8.05% - 21.95%	Estimated loss impact:	8.52%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	2y 10m
Credit score:	700-719 (Feb-2010)	Total credit lines:	28	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$29,231	Stated income:	$75,000-$99,999
Amount delinquent:	$17,083	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	JonVespa	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 97% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	700-719 (Nov-2009) 660-679 (Aug-2007)
Principal balance:	$1,192.94	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Returning Borrower - Good standing
Purpose of loan:
I'm looking to pay off two credit cards in which the interest rate has been increased to between 23 and 29%.I have previously used Prosper.com to consolidate debt and have been successfully paying the monthly payment in full for over 2 and a half years. This will not change and I plan to continue using prosper until I have reached my goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	38%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	2y 10m
Credit score:	700-719 (Feb-2010)	Total credit lines:	25	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$18,221	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	exchange-saga	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff high interest credit cards.

My financial situation:
My wife and I hit a financial stumbling block when I had minor surgery and lost my job three years ago.?? I was able to get re-employed quickly but the medical bills were substantial.? The revolving debt we incurred during this period to keep our family of four going is what we will be paying off with this loan. ? Naturally our credit score also took a major hit.?

But now we have downsized our home.?? My wife has been in a full-time position as a Technology Trainer for Weatherford College for a year now.? She earns 48,000 a year, so we doubled our income.?? We have a three year plan to pay everything off with our $6800 monthly income, with or without this loan.?? We are hoping with this loan to do it at a lower interest rate for those two years.? We'd rather give the interest to our fellow human beings rather than the soulless credit card companies.

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 1620
??Insurance: $ 120
??Car expenses: $180
??Utilities: $ 300
??Phone, cable, internet: $ 195
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$207.88

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 20	Length of status:	21y 11m
Credit score:	760-779 (Feb-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,902	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knitter2008	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest cards
Purpose of loan:
This loan will be used to pay off my Capital One account of $5400 which went from 3.74% to 13.74% at the beginning of February. I also have Unionplus account that has $800 of debt at 16.99% which went up in January from 5.90%. I also have some a Citibank card with about $2200 at 10.74% and a Chase card at $2700 which is now at 0% but is going up to 13.74% in a few months.

My financial situation:
I am a good candidate for this loan because I have a full time job which I have had for about 22 years and I work part time mystery shopping to help out with bills and to give me a little cushion. I have had this debt since 2005 and have the ability to pay. The last two years I have paid off about $4000 of this debt. It has gone down considerably from a high of $31000. If I get lower interest rates than are on some of my credit cards at the moment I will pay this loan down faster. I got into debt because of this yoga organization that encourages you to do expensive trainings. I am no longer a member of this organization. I also had some car repairs. In the last 3 years my debt has been going down instead of up. I want to keep it that way. Because of the new credit card most of my credit cards have been raising their rate at least on part of what I owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 14	Length of status:	6y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	53	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,228	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	33
Screen name:	new-magnificent-coin	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to? Pay off high interest credit card debt

My financial situation:
I am a good candidate for this loan because? Have good credit history and with this loan will ease the burden of high interest and fees on current accounts.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 00
??Insurance: $ 75
??Car expenses: $ 00
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 250
??Other expenses: $ 00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	38%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	3y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	43	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$13,973	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tenacious-dough0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Jeannie O Trucking
Purpose of loan:
This loan will be used to purchase a used but in very good condition dump truck and to then start a local trucking business.? I have already secured general commitments from 9 local agriculture, construction, and other businesses to utilize my trucking services.? Also, given my past experience in trucking, I am aware of several potential contracts to bid on that I would expect to be extremely competitive on and ultimately secure.? I anticipate generating annual income from the new business of approximately $55,000.? My wife has 20 years of accounting experience and will be managing the books and invoicing for the business.

My financial situation:
I am a good candidate for this loan because?my wife and I are honest people who?pay our bills?and have very good credit.? Of the 3 credit bureaus, two rate us above 700 and the other rating is 690 which apparently is the one prosper.com has utilized.

Monthly net income:?Between my wife and myself, it is?approximately $4,100 net.

Monthly expenses: $
??Housing: $?896
??Insurance: $ 160
??Car expenses: $?566??Utilities: $?180??Phone, cable, internet: $ 80
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 190
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$185.47

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 16	Length of status:	7y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	44	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$13,114	Stated income:	$75,000-$99,999
Amount delinquent:	$13,692	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	Jewelskwil	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 620-639 (Apr-2008)
Principal balance:	$1,644.71	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd prosper Loan-credit card payoff
Purpose of loan:
This loan will be used to pay off 401K loan, so I can apply for a new loan, and get out of credit card debt.

My financial situation:
I am a good candidate for this loan because I work hard, have been at my company 7 years, and I have another prosper loan that I am current on.?
Monthly net income: $ 3430 from paycheck which I can verify

Monthly expenses: $?2676
??Housing: $?1100?rent
??Insurance: $?60
??Car expenses: $?500 gas and car payment?
??Utilities: $?75
??Phone, cable, internet: $?100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50?
??Credit cards and other loans: $?490

About me:

I work at a biotech company that is growing rapidly. We have 2 products on the market which makes my job secure.? I have worked at my job for?7 years with a promotion possible in March and a raise in march, This loan will help me payoff my 401K loan so I can get another one to consolidate my debt.

Thank you everyone who has bid in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$421.86

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	8y 3m
Credit score:	780-799 (Feb-2010)	Total credit lines:	42	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$15,923	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enriching-basis4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYOFF PERSONAL LOAN AT HIGHER INT
Purpose of loan:
This loan will be used to??
WOULD LIKE TO PAYOFF A LOAN FROM MY 401K?????????
My financial situation:
I am a good candidate for this loan because?
OF MY GREAT CREDIT SCORE, INCOME AND I HAVE A COMERRCIAL REAL ESTATE PROPERTY THAT PROVIDES EXTRA INCOME TO ME ANNUALLY.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	34%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 12	Length of status:	1y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	32	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$6,373	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	robertob7	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008) 600-619 (Sep-2007) 620-639 (Mar-2007) 540-559 (Oct-2006)
Principal balance:	$1,257.76	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Buying a second used car for wife
Purpose of loan:
This loan will be used to? purchase a used car for my wife.? She is a stay at home mom and needs a car to do errands while I am at work.

My financial situation:
I am a good candidate for this loan because? I already have a current loan with Prosper and have never missed a payment, my finances allow me to take on a second Prosper loan for $3,000 without impacting our current financial situation.

Monthly net income: $ 4,000 ????

Monthly expenses: $ 3,050
??Housing: $ 700
??Insurance: $ 100 ????
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	8.05% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	1y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	9	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$17,416	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ALFLoan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need loan till I start my new job
Purpose of loan:
Pay bills until i get more income from my new job

My financial situation:
I am a good candidate because i have never missed a payment or have been late on any of my bills ????
Monthly net income: $ 1000.00

Monthly expenses: $ 831.00
??Housing: live with parents (0.00)
??Insurance: $74
??Car expenses: $ 357
??Credit cards and other loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.45%	Starting monthly payment:	$53.48

Auction yield range:	14.05% - 16.00%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	2y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,109	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TimK	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 4% )	640-659 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
high interest credit card
Purpose of loan:
This loan will be used to pay off high interest Citi credit card

My financial situation:
I am a good candidate for this loan because this will be my second loan from Prosper, the first being for $3000 and was paid on time.

Monthly net income: $ 3200

Monthly expenses: $ 2559
??Housing: $ 735
??Insurance: $ 79
??Car expenses: $ 389
??Utilities: $ 180
??Phone, cable, internet: $ 166
??Food, entertainment: $ 450
??Clothing, household expenses $ 260
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	12 / 9	Length of status:	24y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	43	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$35,585	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsible-credit68	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal debt pay-off.
Purpose of loan:
I've never used this service before, I hope I become a believer in its' usefullness.? This loan would be used to pay back a personal debt.?

My financial situation:
I would venture to say that I am a great candidate for this loan because I have managed my bills and credit very carefully thru the yrs.? I have an excellent credit score.?? I have owned my own successful business in Boston since 1985 and I have had great success in investing in RE since 1992.? I currently generate more than $18,000 monthly in passive rental income from my ten rental units.? I've downsized my housing exp. by moving in with a friend. 8 of my 10 rental properties are worth much more than I paid for them, but not in a position to do a "cash-out refi".? I pride myself with paying my bills on time.? Dependents = one cat. Monthly net income: $6,500 to $7,000 monthly after mortgage debt service, etc...see details below.? Monthly expenses: $ 15,900 +/-
? Housing: $ 850 rent (living w/ friend)
? Insurance: $ 1600 monthly, incl the RE & disability policies.
? Car expenses: $0. Paid for?
? Phone: $200 for cell phones
? Food, entertainment: $ 1000???
? Credit cards: $ 1500 (I pay more than the minimum)
? Other expenses: $7,100 for monthly mortgage debt servicing (incl RE taxes) $1350 monthly for condo fees & other expenses.? $1000/m for office expenses. Approx $1000/m in improvements, repairs & maint for my rental prop's. $2500+/- left for discretionary spending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	11%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 8	Length of status:	4y 7m
Credit score:	640-659 (Jan-2010)	Total credit lines:	20	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$2,565	Stated income:	$50,000-$74,999
Amount delinquent:	$1,285	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	pound-baton	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
Purpose of loan:
This loan will be used to buy a car.

My financial situation:
I am a good candidate for this loan because I have a stable job and I have been at the current job for 5 years.

Monthly net income: $ 3,0000

Monthly expenses: $
??Housing: $ 500
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$245.29

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1972	Debt/Income ratio:	37%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	6y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	23	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$5,691	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	JLetGo	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-759 (Aug-2008) 800-819 (May-2008)
Principal balance:	$2,656.09	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Personal Loan
Purpose of loan:
This loan will be used to buy a family vehicle.

My financial situation:
I am a good candidate for this loan because?I RECEIVE AROUND $30,0000 FROM MILIARY RETIREMENT AND $12,000 FROM SOCIAL SECURITY AND ANOTHER $12,000 PLUS FROM WORKING FOR MY SON.? I WILL HAVE THE RESOURCES TO PAY THIS LOAN BACK WITH NO PROBLEMS.

This will be my second loan with prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$180.89

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	43%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	0y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	37	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$7,441	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	bonus-heart0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OF DEBTS
Purpose of loan:
This loan will be used to?pay of 2 auto loans a credit cards and eliminate payments down to a?very low debt load?

My financial situation:
I am a good candidate for this loan because with my wife and I both having a good inc of $42,000 combined we will be in great financial shape.We also have an offer on our rental home we own and will be eliminating another $320 per mo soon.??

Monthly net income: $2600

Monthly expenses: $
??Housing: $ 453.00
??Insurance: $60
??Car expenses: $?467??Utilities: $300
??Phone, cable, internet: $ 140
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$223.87

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	61%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	2y 9m
Credit score:	700-719 (Feb-2010)	Total credit lines:	42	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$19,811	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-backer2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Payments for Quicker Payoffs
Purpose of loan:
This loan will be used to?reduce the monthly payment of 227 for the combined cards I wish to pay off withthis loan?credit card payments increased with gov't plan it has become increasingly difficult to keep my head above water.?With that said I have never missed or have?been late for any payment, but you will see this in credit report. I need a jump start in getting my debt paid off so that I can live the right way and not in debt.
My financial situation:
I am a good candidate for this loan because? As I stated above, I have never been late on a payment and have alway managed to retain my employment thruoughout the 17 years of being in the mechanical services/pipefitting industry. I have never been out of work via layoff and I have never been fired.

Monthly net income: $ 4550.00

Monthly expenses: $
??Housing: $ 1642
??Insurance: $ 150
??Car expenses: $ 880
??Utilities: $ 300
??Phone, cable, internet: $ 135
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 12	Length of status:	1y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$1,153	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CrisRN	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Make My Dreams Come True
Purpose of loan:
This loan will be used to make my dreams become a reality this summer by traveling to Italy for a three week vacation with my son.? I have always wanted to travel to Europe but have only managed to send my daughter.? Now, I am presented with an opportunity for my 7-year-old son and I to travel to Italy and stay for three weeks. This is a dream come true for me!

My financial situation:
I am a good candidate for this loan because I am in a stable job as Director of Nursing in a LTC facility.? I have had past financial problems where I was forced to file bankruptcy? (discharged in January 2005) after my now ex-husband scammed me.? We were together for less than two years and in that time, I lost everything I had including a house I was buying.? I moved back with family, went back to college and got a degree in Nursing.? Since then, I have been steadily working to improve my credit and financial situation.? I am buying a condo and have a vehicle loan.? I recently paid off a second vehicle loan of over $16,000.00.? The monthly payment on that was $324.00.? I am able to pay back this loan just with that money.? My Prosper rating says that I am high risk, but in truth, I am not.? I will not let a payment lapse.? I have not had any late payments in the last five years.? Please help - you won't be sorry!

Monthly net income: $ 4200.00

Monthly expenses: $ 3100.00
??Housing: $ 1050
??Insurance: $ 100.00
??Car expenses: $ 500.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 540.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$188.56

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	4y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	10	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$15,740	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pmigent	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small loan to eliminate bills
Purpose of loan:
This loan will be used to? eliminate 2 bills and experience the loan process with a small loan.

My financial situation:
I am a good candidate for this loan because? I have good credit history, employment history and the resources to repay this loan quickly. Although, prosper reports I do not own my home, in fact, I DO OWN my home.

Monthly net income: $ 7,800

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 243
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 550
??Other expenses: $ 2300 (retirement)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$405.36

Auction yield range:	11.05% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	5y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	15	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$44,245	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	nickel-pilot	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up Rental Property
Purpose of loan:
This loan will be used to update a future investment property I am about to own.

My financial situation:
I am a good candidate for this loan because I pay?all of my bills?on time every month.?

Monthly net income: $
2500
Monthly expenses: $1645
??Housing: $?502
??Insurance: $ 56
??Car expenses: $ 0
??Utilities: $?80
??Phone, cable, internet: $ 147
??Food, entertainment: $ 400
??Clothing, household expenses $?200
??Credit cards and other loans: $ 260
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	16%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 1	Length of status:	2y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	4	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fairness-prairie	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnishing Apartment
Purpose of loan:
This loan will be used to furnish apartment
My financial situation:
I am a good candidate for this loan because I'm active duty Army, so I have guaranteed?income. I have no bad marks on my credit history?

Monthly net income: $ 2000.00

Monthly expenses: $?1000
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ Own
??Utilities: $ 75
??Phone, cable, internet: $ 80
??Food, entertainment: $ 142
??Clothing, household expenses $?N/A
??Credit cards and other loans: $ 103
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	1y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	8	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-acrobat	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college expenses
Purpose of loan:
This loan will be used to... help me pay my bills while attending college.

My financial situation:
I am a good candidate for this loan because?I am a honest person and will pay my loan back as required.?

Monthly net income: $
1920.00????????
Monthly expenses: $
??Housing: $1920.00
??Insurance: $78.00?
??Car expenses: $450.00
??Utilities: $?46
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$904.44

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	23%
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 10	Length of status:	3y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	30	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$61,154	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-reliable-integrity	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Int Credit Cards
Purpose of loan:
This loan will be used to pay down high interest credit cards. I have one at 27.40% with Bank of Amercia and they will not?negoiate to lower?rate even though I am a good customer,?have never missed a payment with them?since I opened account in 1995. I have another with?Chase at 17.24% and one with Compass Bank for 16.69.?My?outstanding CC debt is $61,155.?A bit higher than I would like as a result off increased interest rates I can't pay off as quickly as I would like to. I would much rather pay another entity money and earn interest off of reasonable terms (other than a B of A) when?a B of A?recieves TARP funds and a Fed Funds rate around?.13?but charging 27.40% to long standing customers that pay on time.

My 2009 W2 show $247,012 in Wages, tips, other comp. from my employer.

I am VP of Business Development?of one of the largest privately held mortgage bank in Colorado; did $1.7 billion in funded loans in 2009.? All 22 branches reported to me.? I have been with this company for 3 years and it is recognized as one of the most stable companies in the industry. Company has?$10 million liquid assets for operating income and rest is taken out by sole owner of company via dispursements.

My financial situation:
I am a good candidate for this loan because I have shown consistant ability to pay my bills on time and have proven stable employment with my current job and previous jobs. Former owner of title company and mortgage company in Colorado?- 2006 did $90 million loans for $2.1 million in revenue. Sold entities in Feb of 2007 to join company I am currently with.?Previous to that I did marketing services for 90 of the fortune 500. This makes me very marketable.? The key word is availablity of credit. Its obviously tight right now. I would like for my money to better work for me and pay off my revolving credit with terms much more favorable that would allow me to pay off my existing debt much more quickly.? Given my income, I should be able to achieve this within a three year period based on what I am currently paying right now to CC companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.42%	Starting borrower rate/APR:	25.42% / 27.73%	Starting monthly payment:	$159.93

Auction yield range:	8.05% - 24.42%	Estimated loss impact:	8.58%
Lender servicing fee:	1.00%	Estimated return:	15.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	4y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	59	Occupation:	Civil Service
Now delinquent:	1	Revolving credit balance:	$4,557	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	newkvc	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to completely pay off a high interest credit card debt so?as to?better manage my finances.? I am stuck in a cycle that will not allow me to pay down this debt - the interest rate is at 29.99%.? Last month my payment of $175 was?impacted by a?$116 finance charge.? At this rate it will take 28 years to pay off the credit card!!? This prosper loan will help raise my credit score to where I feel it should be because I will have no longer have any credit card debt.? Because I was a victim of fraud in the past, my credit file was negatively impacted.? I am trying to get back on track but need a little help from lenders like you.

My financial situation:
I am a good candidate for this loan because I am highly motivated to take control and pay down my existing debt.? I am?a hard-working individual with a stable source of income and a steady paycheck.? I am simply looking to spend less in finance charges per month and work towards eliminating the outstanding balance at a faster pace.

Monthly net income: $ 2700

Monthly expenses: $?2167
??Housing: $?1052
??Car payment: $ 360
??Fuel: $45
??Utilities: $?85
??Heating Oil: $250
??Phone, cable, internet: $ 100
??Food, groceries, entertainment: $ 200
??Clothing, toiletries, household expenses $?75
??Credit cards and other loans: Will be paying the only?one left?with the Prosper loan =?approx. balance $4000
??Other expenses: $ Negligible

Amount available to pay Prosper loan = $533 ($2700 - $2167)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$651.19

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 3	Length of status:	0y 5m
Credit score:	780-799 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$5,926	Stated income:	$50,000-$74,999
Amount delinquent:	$30	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	MikeSVA	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Laundromat Improvements
Purpose of loan:
Replace two 50 pound washers.

My financial situation:
The revenue from the new machines will easily pay the note.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1986	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	8y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	20	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	orange-euro-youngster	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING BILLS AND EXPENSES
Purpose of loan:
THIS LOAN WILL BE USED TO PAY BILLS AND PERSONAL EXPENSES

My financial situation:
I am a good candidate for this loan because?I have always paid back my loans and kept up my ?credit rating, making sure I paided my loans on time.

Monthly net income: $ 5200 (does not include spousal income)

Monthly expenses: $
??Housing: $ 495.00
??Insurance: $ 175.00
??Car expenses: $ 700.00 (auto loan to be?completed in December 2010)
??Utilities: $ 300 ( approximate, fluxuates monthly)
??Phone, cable, internet: $ 120.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ Can't think of any others right now that would come out of my check, any others would come out of my wifes check.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	0y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enterprising-value5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Finish my MA in TESOL
Purpose of loan:
This loan will be used to cover the rest of the costs of my tuition and pay for a study abroad trip this summer.
I also will be saving some of the money to pay for the Fall Semester.

My financial situation:
I am a good candidate for this loan because I currently do not have any outstanding loans or debt. I am trying to secure one though. I am working on developing a marketing consulting firm and should be seeing profits in the next 6 months or so. I'm fortunate to be living at home, and my parents are taking care of my living expenses at the moment.

Monthly net income: $ 925.00

Monthly expenses: $ 0.00
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.83%	Starting monthly payment:	$65.66

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	38%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	8y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$1,183	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	Jumper26	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	53 ( 85% )	640-659 (Latest)
Principal borrowed:	$22,550.00	< mo. late:	9 ( 15% )	560-579 (Jan-2008) 560-579 (Dec-2007) 600-619 (May-2007) 660-679 (Oct-2006)
Principal balance:	$2,409.61	1+ mo. late:	0 ( 0% )
Total payments billed:	62
Description
Pay Off Some Small Overdue Bills
Purpose of loan:
This loan will be used to pay off some overdue bills that aquirred while I was out on maternity leave.

My financial situation:
I am a good candidate for this loan because I have always paid my bills till the last several weeks while I was out on maternity leave.? I'm currently back at work but I just recieved my first paycheck and it was only for $400.? These are my over due bills:

Daycare??$????? 750
Car payment??$????? 442.06
Utilities??$??????400
Phone/Cable??$???????100

This loan will be paid off in 6 month!!!!!!!

Monthly expenses:??
??Car expenses: $ 500
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Credit cards and other loans: $ 700
??Daycare: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$398.57

Auction yield range:	8.05% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 6m
Credit score:	760-779 (Feb-2010)	Total credit lines:	12	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$18,594	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	prudent-ore	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card bills that I accumulated as a result of a divorce.

My financial situation:
I am a good candidate for this loan because I have never had a late payment on an account in my life.? I own a home and have a secure job.? I'm a teacher and sign a year long contract each year.? I also will be getting married in May and will have 2 incomes.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	25 / 25	Length of status:	1y 5m
Credit score:	760-779 (Feb-2010)	Total credit lines:	48	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$5,065	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fantastic-value5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan
Purpose of loan:
This loan will be used to invest in two small business opportunities. One is a multi family dwelling that I am renovating. The other is an established franchise which I am investing into with two partners (one is another physician).

My financial situation:
I am a good candidate for this loan because I am a physician high wage earner (>$300k per year) with no dependents. I have a great credit score. I am newly graduated from residency and therefore have high earning potential without many assets, hence the need for the loan to get started.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$194.75

Auction yield range:	8.05% - 30.50%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	21.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 3	Length of status:	1y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blooming-durability2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to? consolidation

My financial situation:
I am a good candidate for this loan because? I have a 15 year credit history and have never been delinquent. I have had?3 homes with mortgages and approximately 30 credit lines over the years. I closed my remaining credit lines recently due to a lack of predictabilty with interest rates as well as the way they were amoratized. Thanks for reading my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	24%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 8	Length of status:	4y 9m
Credit score:	660-679 (Jan-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$5,584	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	RadiantRuby	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Dec-2009) 680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$1,837.37	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay CC Debt
Purpose of loan:
First I would like to thank everyone who participated in my last successful request (March 2008). This loan is presently active and I am faithfully fulfilling my obligations to Prosper and those who helped make the loan possible. This loan will be used to pay down some credit card debt that was incurred when my husband had hand surgery. The total amount on three cards is $7800. The $5000 I am asking for will help pay down some of the $7800.
My financial situation:
I am a good candidate for this loan because?? I have worked hard over the years to build a good life for my family and have tried not to ignore my commitments to lenders. I never missed a payment to date on my first loan and have always paid it on time and I have no intention of slacking on this.? If it were necessary, I would work extra hours to make the lender's payments.The DQ has been resolved, but still appears on the credit report. I would really appreciate your consideration. Thank you.

Monthly net income: $ 3892

Monthly expenses: $ 3596
??Housing: $ 1671
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$249.45

Auction yield range:	11.05% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2007	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	3y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$324	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-pound0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i belive i have a good credit score i will use the money for pay off my car loan the i have with silver state school and i think my balance is around 10000 dollar...
iam a full time?employ and i be with my company for almost 4 years so i will not have any problem to make a payment monthly around 400 450 dollar..
and i really want to do that with you guys...
i never had a problem? with payment like house rent , cell phone, credit card, car loan, so i really hope you guys can help me out with that..

thank you so much i hope i can get approved

gene maree
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.69%	Starting borrower rate/APR:	23.69% / 25.98%	Starting monthly payment:	$136.75

Auction yield range:	8.05% - 22.69%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	0y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,413	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	robust-funds9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
travel for educational grant
Purpose of loan:
This loan will be used to help cover my costs for an educational grant I received. The grant is via reimbursement, so when I am through with the grant I will submit all of my receipts and be reimbursed the full amount of $3500 by no later than two weeks. I am expecting to be done in mid-May.? Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$182.02

Auction yield range:	17.05% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	6y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	20	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$2,958	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	studious-treasure	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ready to prosper
Purpose of loan:
This loan will be used to consolidate credit card debt

My financial situation:

?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$85.41

Auction yield range:	11.05% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	3y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	3	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,054	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	areobic1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want Credit Card balance to Zero!
Well my previous 2 listings were funded, but there was a foul up with documents at Propser so here's my listing again. I always send my documents immediatley. If there's an error or they cant read it well ,and by the time Prosper tells you the problem, it isnt enough time for the 7 day time limit to get it in. Especially if it's a form they want mailed in.
Anyways, I still think Prosper is great.

Purpose of loan: This loan will be used to?get credit cards down to Zero especially becuase of the new changes with CC cards.
(Balance on three cards is about $1900). It's not a whole lot owed, but I've come to realize that credit cards are somewhat evil. Only to be used as an extreme emergency and to be paid back very quickly.

My financial situation: I'm self employed with my son that works with me. I own a window cleaning service that has steady work all year and much more in the summer.

Monthly net income: $3800

Monthly expenses:
Housing: $125
Insurance: $80
Car expenses: $250 Gas/maint.
?Utilities: $75
Phone, cable, internet: $195
?Food, entertainment: $450
Clothing, household expenses: $95
Credit cards and other loans: $60
Kaiser Medical Insurance: $493
Dental Insurance: $30
Other expenses: Misc. $200+or-
Money sent to father in Mexico: $400
IRA: $50
Total Expenses-$ 3628
Information in the Description is not verified.